EXHIBIT 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Comverse Technology, Inc. (the "Company") on Form 10-Q for the period ended October 31, 2003 (the "Report"), I, Kobi Alexander, Chairman of the Board and Chief Executive Officer of the Company and I, David Kreinberg, Executive Vice President and Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                   /s/ Kobi Alexander
                                                   -----------------------------
                                                   Kobi Alexander
                                                   Chairman of the Board and
                                                   Chief Executive Officer
                                                   December 11, 2003


                                                   /s/ David Kreinberg
                                                   -----------------------------
                                                   David Kreinberg
                                                   Executive Vice President and
                                                   Chief Financial Officer
                                                   December 11, 2003



A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.